Exhibit 99.1
Bottomline Technologies Reports Second Quarter Results

PORTSMOUTH, N.H. - February 2, 2021 - Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today reported financial results for the second quarter ended December 31, 2020.
Subscription revenue was $93.4 million for the second quarter, up 11% as compared to the second quarter of last year. Subscription revenue was 81% of total revenues, up 6 percentage points from 75% a year prior.
Total revenues for the second quarter were $116.0 million. GAAP net loss for the second quarter was $4.6 million. GAAP net loss per share was $0.11 in the second quarter.
Adjusted EBITDA for the second quarter was $25.5 million, which was 22% of overall revenue. Core earnings per share was $0.30 for the second quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
“Bottomline delivered solid results in the second quarter. With an increase in transaction volumes we expect strong subscription growth in Q3 and Q4 which will put us on track for subscription revenue growth at or near our target 15-20% range in FY21” said Rob Eberle, CEO. “Strategically we made significant advancements in our product set during Q2, particularly our payments and cash life cycle platform. We are confident in our strategic plan and our ability to execute against that plan. Our focus on market leadership and subscription revenue growth positions us to drive sustained shareholder value.”

Second Quarter Customer Highlights
•28 organizations selected Paymode-X to automate their AP processes, with clients spanning a wide variety of industries such as healthcare, higher education, and property management

•US Bank introduced AP Optimizer™, powered by Bottomline’s Paymode-X. The digital tool simplifies and transforms invoice processing and payments for businesses within a single system, reduces costs, provides rebates and connects businesses to the established Paymode-X network of 425,000 business members.

•Bottomline’s Financial Messaging solution was selected to optimize the efficiency and effectiveness of financial transactions by LeasePlan, Redmayne Bentley, Recognise Financial, ENTRIS Banking Group, Alpian Bank, and Freie Internationale Sparkasse.

•Three banks ranging in size from $14B to $170B selected Bottomline’s banking solutions platform to help them compete and grow their corporate and business banking franchises. A $14B community bank selected Bottomline’s DBIQ platform and CFRM solution to serve as its strategic commercial customer-facing system of engagement as it seeks to win and retain larger, more complex commercial customers. A $170B regional bank selected Bottomline’s DBIQ platform and CFRM solution, and a $130B regional bank extended Bottomline’s DBIQ platform and CFRM solution with Real Time Payments (RTP).

•Six new customers chose Bottomline's legal spend management solutions to automate, manage and control their legal spend, including AAA Carolinas and Kinsale Insurance. In addition, 7 other customers expanded their Bottomline relationships.

•A major UK bank adopted Bottomline’s “Pay Direct” Open Banking Payment Initiation Service to enable corporate customers to collect receivables quickly, securely and cost effectively. In addition, a leading UK business finance provider selected Bottomline to collect loan repayments from SMEs, and StepChange Charity launch a debt management program created in collaboration with the UK Government.

Second Quarter Strategic Corporate Highlights

•Bottomline’s innovation and Open Banking capabilities were recognized as the “Payment Solution of 2020” by the Credit & Collections Technology Awards and as the “Best B2B Payment Program of 2020” by the Emerging Payments Association.

•Bottomline’s AML and counter terrorist finance monitoring and screening capabilities were enhanced with additional key risk data, including Politically Exposed Persons, sanction lists and adverse media entities.

•Bottomline presented the 2020 Think Green awards to Legal Spend Management customers Allianz Global Corporate & Specialty and MAPFRE USA. The annual award is a cornerstone of Bottomline’s corporate ESG efforts and recognizes organizations leveraging Bottomline’s digital solutions to drive environmentally friendly and sustainable business practices.

•Launched a new online resource for small business banking - “Helping Banks Help Small Businesses” providing thought leadership to help banks identify digital transformation opportunities for their small business services.

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Core net income, core earnings per share, constant currency information, adjusted EBITDA and adjusted EBITDA as a percent of revenue are all non-GAAP financial measures.
Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, excess depreciation expense associated with restructuring events, minimum pension liability adjustments, amortization of debt issuance costs and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.
Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts.
Periodically, such as in periods that include significant foreign currency volatility, we present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.
Adjusted EBITDA and adjusted EBITDA as a percent of revenue represent our GAAP net income or loss, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges as noted in the reconciliation that follows.
Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. The same non-GAAP information is used for corporate planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. This non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net income (loss) for the three and six months ended December 31, 2020 and 2019 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
	(in thousands)
GAAP net income (loss)	$(4,615)	$2,609	$(4,224)	$1,242
Amortization of acquisition-related intangible assets	5,142	5,213	10,171	10,163
Stock-based compensation plan expense	12,173	10,965	22,146	22,009
Acquisition and integration-related expenses	1,095	1,957	1,340	3,654
Restructuring expense	921	234	991	209
Excess depreciation associated with restructuring events	528	—	528	—
Minimum pension liability adjustments	(39)	48	(64)	90
Amortization of debt issuance costs	104	104	207	207
Global ERP system implementation and other costs	—	200	—	424
Other non-core expense (benefit)	(78)	4	(78)	(10)
Tax effects on non-GAAP income	(2,292)	(7,597)	(4,714)	(11,552)
Core net income	$12,939	$13,737	$26,303	$26,436
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP diluted net income (loss) per share for the three and six months ended December 31, 2020 and 2019 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
GAAP diluted net income (loss) per share	$(0.11)	$0.06	$(0.10)	$0.03
Plus:
Amortization of acquisition-related intangible assets	0.12	0.13	0.24	0.24
Stock-based compensation plan expense	0.28	0.26	0.52	0.53
Acquisition and integration-related expenses	0.03	0.05	0.03	0.09
Restructuring expense	0.02	0.01	0.02	0.01
Excess depreciation associated with restructuring events	0.01	—	0.01	—
Global ERP system implementation and other costs	—	—	—	0.01
Tax effects on non-GAAP income	(0.05)	(0.18)	(0.11)	(0.28)
Diluted core earnings per share	$0.30	$0.33	$0.61	$0.63

Non-GAAP Financial Measures (Continued)

A reconciliation of our non-GAAP weighted average shares used in computing diluted core earnings per share to our GAAP weighted average shares used in computing basic and diluted net income (loss) per share for the three and six months ended December 31, 2020 and 2019 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
	(in thousands)
Numerator:
Core net income	$12,939	$13,737	$26,303	$26,436
Denominator:
Weighted average shares used in computing basic net income (loss) per share for GAAP	42,751	41,693	42,604	41,590
Impact of dilutive securities (stock options, restricted stock awards and employee stock purchase plan) (1)	158	399	236	327
Weighted average shares used in computing diluted core earnings per share	42,909	42,092	42,840	41,917

(1)     These securities are dilutive on a GAAP basis in periods where we report GAAP net income. These securities are anti-dilutive on a GAAP basis in periods where we report GAAP net loss.

Reconciliation of Adjusted EBITDA
A reconciliation of our adjusted EBITDA to our GAAP net income (loss) for the three and six months ended December 31, 2020 and 2019 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
	(in thousands)
GAAP net income (loss)	$(4,615)	$2,609	$(4,224)	$1,242
Adjustments:
Other expense, net of pension adjustments	1,139	842	2,164	1,807
Income tax provision	1,273	(3,780)	3,037	(3,777)
Depreciation and amortization	7,805	6,560	15,504	12,652
Amortization of acquisition-related intangible assets	5,142	5,213	10,171	10,163
Stock-based compensation plan expense	12,173	10,965	22,146	22,009
Acquisition and integration-related expenses	1,095	1,957	1,340	3,654
Restructuring expense	921	234	991	209
Excess depreciation associated with restructuring events	528	—	528	—
Global ERP system implementation and other costs	—	200	—	424
Other non-core expense (benefit)	48	4	96	(10)
Adjusted EBITDA	$25,509	$24,804	$51,753	$48,373

Adjusted EBITDA as a percent of Revenue

A reconciliation of adjusted EBITDA as a percent of revenue to GAAP net income (loss) as a percent of revenue for the three and six months ended December 31, 2020 and 2019 is as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
GAAP net income (loss) as a percent of revenue	(4%)	2%	(2%)	1%
Adjustments:
Other expense, net of pension adjustments	1%	1%	1%	1%
Income tax provision	1%	(3%)	1%	(2%)
Depreciation and amortization	7%	5%	7%	5%
Amortization of acquisition-related intangible assets	4%	5%	4%	5%
Stock-based compensation plan expense	11%	10%	11%	10%
Acquisition and integration-related expenses	1%	2%	1%	2%
Restructuring expense	1%	0%	0%	0%
Adjusted EBITDA as a percent of revenue	22%	22%	23%	22%

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.
In connection with this earnings release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language

This press release and our responses to questions on our conference call discussing our quarterly results may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward”, “opportunities,” “confident”, “trends,” “future,” “estimates,” “targeted," "on track" and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline’s control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, and including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2020 and the subsequently filed Form 10-Q’s and Form 8-K’s or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements to reflect events or circumstances after today’s date or to reflect the occurrence of unanticipated events.

Media Contact:
Rick Booth
Bottomline Technologies
603.501.6270
rbooth@bottomline.com
BTInvestorPR

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Revenues:
Subscriptions	$93,398	$84,085	$183,782	$164,151
Software licenses	1,802	2,800	2,779	5,376
Service and maintenance	20,022	24,061	40,586	48,886
Other	802	745	1,242	1,454
Total revenues	116,024	111,691	228,389	219,867
Cost of revenues:
Subscriptions	37,195	33,449	72,413	66,214
Software licenses	126	157	216	318
Service and maintenance	10,386	12,929	21,302	25,982
Other	551	504	860	1,020
Total cost of revenues	48,258	47,039	94,791	93,534
Gross profit	67,766	64,652	133,598	126,333
Operating expenses:
Sales and marketing	29,237	26,988	54,980	52,676
Product development and engineering	19,183	18,279	37,682	36,628
General and administrative	16,658	14,761	30,284	28,106
Amortization of acquisition-related intangible assets	5,142	5,213	10,171	10,163
Total operating expenses	70,220	65,241	133,117	127,573
Income (loss) from operations	(2,454)	(589)	481	(1,240)
Other expense, net	(888)	(582)	(1,668)	(1,295)
Loss before income taxes	(3,342)	(1,171)	(1,187)	(2,535)
Income tax (provision) benefit	(1,273)	3,780	(3,037)	3,777
Net income (loss)	$(4,615)	$2,609	$(4,224)	$1,242
Net income (loss) per share:
Basic	$(0.11)	$0.06	$(0.10)	$0.03
Diluted	$(0.11)	$0.06	$(0.10)	$0.03
Shares used in computing net income (loss) per share:
Basic	42,751	41,693	42,604	41,590
Diluted	42,751	42,092	42,604	41,917

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	December 31,	June 30,
	2020	2020
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$140,355	$205,041
Cash and cash equivalents, held for customers	9,680	6,304
Accounts receivable	73,044	69,970
Other current assets	33,402	28,328
Total current assets	256,481	309,643
Property and equipment, net	68,470	67,155
Operating right-of-use assets, net	23,203	24,712
Goodwill and intangible assets, net	386,288	359,824
Other assets	44,194	31,803
Total assets	$778,636	$793,137
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,141	$13,422
Accrued expenses and other current liabilities	45,626	48,198
Customer account liabilities	9,680	6,304
Deferred revenue	71,499	82,074
Total current liabilities	138,946	149,998
Borrowings under credit facility	130,000	180,000
Deferred revenue, non-current	14,624	13,959
Operating lease liabilities, non-current	20,133	20,670
Deferred income taxes	10,313	8,656
Other liabilities	31,633	27,520
Total liabilities	345,649	400,803
Stockholders' equity
Common stock	49	48
Additional paid-in-capital	795,630	764,906
Accumulated other comprehensive loss	(25,613)	(48,675)
Treasury stock	(152,299)	(143,333)
Accumulated deficit	(184,780)	(180,612)
Total stockholders' equity	432,987	392,334
Total liabilities and stockholders' equity	$778,636	$793,137